Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Infrax Systems, Inc. (the "Company") on Form 10-Q for the first quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dave Glazer, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2012

/s/ Dave Glazer

Dave Glazer, Principal Financial Officer and

Principal Accounting Officer and Director